SUMMARY PROSPECTUS
PASHX
October 1, 2013

T. Rowe Price Short-Term Bond Fund—Advisor Class
A bond fund seeking income and minimal fluctuations in principal value through investments in shorter-term investment-grade bonds. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2013, and Statement of Additional Information, dated October 1, 2013.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.18%

Total annual fund operating expenses	0.83%

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$85	$265	$460	$1,025

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds. The fund’s average effective maturity will not exceed three years. The fund will only purchase securities that are rated within one of

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the four highest credit categories (AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price.

Investment decisions reflect the portfolio manager’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Market risk This is the risk that the value of securities owned by the fund may go up or down, sometimes rapidly or unexpectedly, due to factors affecting securities markets generally or particular industries.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price.

Summary	3

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt securities more volatile.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

The fund’s return for the six months ended 6/30/13 was -0.80%.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax

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returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2012
			Since inception
	1 Year	5 Years	(12/31/04)
Short-Term Bond Fund—Advisor Class
Returns before taxes	2.54%	3.20%	3.36%
Returns after taxes on distributions	1.94	2.25	2.42
Returns after taxes on distributions
and sale of fund shares	1.65	2.17	2.39
Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	1.26	2.88	3.40
Lipper Short Investment Grade Debt Funds Average	3.57	2.84	3.12

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Edward A. Wiese	Chairman of Investment Advisory Committee	1995	1984

Purchase and Sale of Fund Shares

For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, generally the fund’s minimum initial investment requirement is $1,000 and, for all other accounts, generally the fund’s minimum initial investment requirement is $2,500. The fund’s minimum subsequent investment requirement is $100. Your financial intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Summary	5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E255-045 10/1/13